                                                                   EXHIBIT 23.11

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on the financial statements of Philly Rose, L.P. (and to all references to our Firm) included in or made a part of this current report on Form 8-K.




Denver, Colorado
December 5, 1997